                                    Exhibit C


     Set forth below is the name, citizenship, address, position and present principal occupation of each of the directors of Zatpack.


                                Reporting Persons


                                               Residence
                                               or Business                          Position                Present
Name                   Citizenship             Address                              with the Issuer         Occupation
----                   -----------             -------                              ---------------         ----------
Peter Zuellig          Switzerland             The Zuellig Group                    Director                CEO
                                               910-914 Jardine House
                                               1 Connaught Place
                                               Central
                                               Hong Kong

Harvey L. Sperry       United States           Willkie Farr & Gallagher             Director                Attorney
                                               787 Seventh Avenue
                                               New York, NY 10023

David Zuellig          Switzerland             The Zuellig Group                    None                    Managing Director
                                               910-914 Jardine House
                                               1 Connaught Place
                                               Central
                                               Hong Kong

Daniel Zuellig         Switzerland             The Zuellig Group                    None                    CEO
                                               910-914 Jardine House
                                               1 Connaught Place
                                               Central
                                               Hong Kong

Thomas Zuellig         Switzerland             The Zuellig Group                    None                    CFO
                                               910-914 Jardine House
                                               1 Connaught Place
                                               Central
                                               Hong Kong




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